SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[  ]  Preliminary Information Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

VECTORIA, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[  ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule

0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid: Not Applicable

(2)

Form, Schedule or Registration Statement No.:  Not Applicable

(3)

Filing Party:  Not Applicable

(4)

Date Filed:  Not Applicable

DEFINITIVE INFORMATION STATEMENT

VECTORIA, INC.

Suite 720-2160 Rue de la Montagne

Montreal, Quebec H3G 2T3

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

VECTORIA, INC.

a Nevada corporation

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given of the time and place of an Annual Meeting of the Shareholders of Vectoria, Inc. (the “Corporation”).  Such meeting to be held at Suite 720, 2160 Rue de la Montagne, Montreal, Quebec on Friday, October 15, 2004 at the hour of 10:00 o’clock in the morning, Eastern Daylight Time, for the following purposes:

1.

to elect the  Members of the Board of Directors for the ensuing year;

2.

to approve the  appointment of  the firm of Schwartz Levitsky Feldman, LLP as independent auditors for the fiscal year 2004;

Only shareholders of record as of the close of business on the 17th day of September, 2004 will be entitled to vote at this Meeting.  This Information Statement was first sent to the Corporation’s shareholders on September 24, 2004.

The Corporation is not soliciting Proxies in connection with this Meeting.  However, you have the option of submitting a Proxy instead of attending the Meeting.  If you elect to use a Proxy and require a sample form of Proxy, please contact the Corporation by telephone at 514 845-0084 or e-mail to richard@stjulien.ca and a sample will be provided to you for your convenience. You may use the designated Proxy holder on the sample Proxy provided at your request or you may insert another person that you so desire to attend and vote in your stead.

DATED AND MAILED at Montreal, Quebec this 24th day of September, 2004.

BY ORDER OF THE BOARD OF DIRECTORS OF

VECTORIA, INC.

/s/ Richard St. Julien

Richard St. Julien

Secretary

INFORMATION STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 15, 2004

This Information Statement is being first mailed on September 24, 2004, to the shareholders of Vectoria, Inc., a Nevada corporation (the “Corporation”), by the Board of Directors for use at the Annual Meeting of Shareholders (the “Meeting”) to be held at 10:00 o’clock in the morning, Eastern Daylight Time, on October 15, 2004, at Suite 720, 2160 Rue de la Montagne, Montreal, Quebec, or at such other times and places to which the Meeting may be adjourned (the “Meeting Date”).

The purpose of the Meeting is to consider and act upon (i) to elect the  Members of the Board of Directors for the ensuing year; and  (ii) to approve the  appointment of  the firm of Schwartz Levitsky Feldman, LLP as independent auditors for the fiscal year ending December 31, 2004.

RECORD DATE

The record date for determining the shareholders entitled to vote at the Meeting was the close of business on September 17, 2004 (the “Record Date”), at which time the Corporation had issued and outstanding 11,173,086 shares of Common stock, $0.01 par value (“Common Stock”).  The shares of Common Stock constitute the only outstanding voting securities of the Corporation entitled to be voted at the Meeting.

NO DISSENTERS' RIGHT OF APPRAISAL

The Corporation’s shareholders do not have dissenter’s rights of appraisal in connection with any of the matters to be voted on by the shareholders at the annual meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of September 17, 2004, regarding the beneficial ownership of the Corporation’s Common Stock by each person known by the Corporation to be the beneficial owner of more than 5% of the outstanding Common Stock, by each of the Corporation’s officers and directors, and by the officers and directors of the Corporation as a group. Information is also provided regarding beneficial ownership of Common Stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable officers and directors have the right to exercise in the next 60 days) are exercised and additional shares of Common Stock are issued.

TITLE OF CLASS	BENFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)

Common	Adventure Overseas Holding Corp(2) Cor Baymen Ave and Calle Al Mar Belize City, Belize	700,000 common shares	6.3%

Common	Buccaneer Holdings Inc., (3) P.O. Box 1678, Belize, Central America	1,019,800 common shares	9.1%

Common	Caribbean Overseas Investments Ltd. (4) Corner of Tarpon and Pescador Streets San Pedro, Ambergris Caye Belize	1,117,200 common shares	9.9%

Common	Dominion Investments Ltd. (5) Providence House East Hill Street P.O. Box N- 7047 Nassau, Bahamas	763,000 common shares	6.8%

Common	Filton International Ltd. (6) 50 Shirley Street P.O. Box CB-13937 Nassau, Bahamas	1,583,341 common shares	14.2%

Common	Global IP Com Corp(7) 800 Brickell Avenue Suite 900 Miami, FL 33131	772,001 common shares	6.9%

Common	Serge Doyon, President, and Director of Vectoria, Inc. 5 St Sulpice Oka, Quebec	677,919 common shares(8)	6.1%%
Common	Richard St. Julien, Secretary and Director of Vectoria, Inc. 720-2160 Rue de la Montagne, Montreal, Quebec	-0- common shares	0%

Common	Jean Francois Amyot 1000 de la Gauchetiere Ouest Suite 2400 Montreal, Quebec H3B 4W5	-0- common shares	0%
Common	All Officers and Directors as a group	500,001 common shares	6.1%

(1)Based on 11,173,086 shares of common stock outstanding.

(2) The beneficial owner of Adventure Overseas Holding Corp is Lizette Herbert

(3) The beneficial owners Buccaneer Holdings Inc. are Walter Brown, Al Brown, Berta Tillman, Alfonso Sevasey, Renegade Recreational Rentals, Inc., Dorothy Vasquez, Rupert Flowers, Gerald Jones and Yvette Burks.

(4)  The beneficial owner of Caribbean Overseas Investments Ltd. is Crysler Investments Ltd. whose beneficial owner is Clifford Winsor.

(5) The beneficial owner of Dominion Investments Ltd. is Martin Tremblay.

(6) The beneficial owner of Filton International is Henri Baudet.

(7) The beneificial owner of Global IP Com Corp is Tulio Ocampo

(8)  500,001 shares held in the name of Serge Doyon, 125,001 held in his wife’s name and 52,917 held in the name of his wife’s company.

ELECTION OF DIRECTORS

The current Board of Directors has fixed the number of authorized directors at three.  Thus, there are three directors to be elected for terms expiring at the Corporation’s Annual Meeting of Shareholders in 2005 or until their successors have been elected and qualified.  It is intended that the names of the persons indicated in the following table will be placed in nomination.  Each of the nominees has indicated his willingness to serve as a member of the Board of Directors if elected; however, if any nominee becomes unavailable for election to the Board of Directors for any reason not presently known or contemplated, a substitute may be nominated and elected.

Mr. St. Julien and Mr. Amyot have each served as a Director of the Corporation during 2003 or during 2004 to the date of this Information Statement.  The nominees are as follows:

Name

Age

Position

Jean-Francois Amyot

32

President and Director

Richard St. Julien

35

Secretary and Director

Rahman Ali-Khan

50

Director

APPOINTMENT OF INDEPENDENT AUDITORS

Our board has approved the appointment of Schwartz Levitsky Feldman, LLP, Certified Public Accountants, as our independent auditors for our 2004 fiscal year.  The Board approved the appointment of Schwartz Levitsky Feldman on September 24, 2004.  We do not expect a representative of Schwartz Levitsky Feldman, LLP to attend the annual meeting.  Our previous auditors were Amisano Hanson.

Summarized below is the aggregate amount of professional fees billed by Amisano Hanson with respect to fiscal 2003:

Audit Fees:	$ -0-*
Financial information systems design and implementation fees:	$ -0-
All other fees	$ -0-
Total	$-0-

* The Corporation has not concluded the audit of its 2003 year end and therefore there were no audit fees  for the year 2003.  Schwartz, Levitsky Feldman will be complete the 2003 year end audit as part of their engagement.

On September 24, 2004, the Board of Directors of Vectoria, Inc. (the "Corporation") dismissed Amisano Hanson,  the Corporation’s independent auditors.  Amisano Hanson audited the Company's consolidated financial statements for the  fiscal years 1998 to 2002.

The reports of Amisano Hanson accompanying the audit for the fiscal years December 31, 2001 and December 31, 2002 were not qualified or modified as to audit scope or accounting principles. However, such reports did contain a modification with regards to the entity's ability to continue as a going concern.

During our two fiscal years ended December 31, 2001 and December 31, 2002, there were (1) no disagreements between the Corporation and Amisano Hanson on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure; (2) no reportable events as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B promulgated by the Securities and Exchange Commission ("Regulation S-B"); and (3) no matters identified by Amisano Hanson  involving our internal control structure or operations which was considered to be material weakness.

The Corporation did not prepare financial statements for its fiscal year ended December 31, 2003 and present them to Amisano Hanson for audit.

Engagement of New Accountant

On September 24, 2004, the Board of Directors of the Corporation appointed Schwartz Levitsky Feldman, LLP as the Corporation’s  new independent accountants.   The Corporation undertook this action due to the fact that the Corporation is based in Montreal, Quebec and has determined that it would be in the best interests of the Corporation to have its independent accountants in the city where the Corporation will be conducting its business operations.

During its two most recent fiscal years ended December 31, 2003, the Corporation did not consult with Schwartz Levitsky Feldman, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of opinion that might be rendered regarding our financial statements, nor did the Corporation consult with Schwartz Levitsky Feldman, LLP  with respect to any accounting disagreement or any reportable event as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES OF THE CORPORATION:

RICHARD ST. JULIEN – Mr. St. Julien has been a director of Vectoria, Inc. since November 13, 2001. Mr. St. Julien has also been a member of the Board of Directors and Secretary of Terra Nostra Technology Ltd. a bio-technology company since August 2002.  Mr. St. Julien has a Bachelor of Law degree from the University of Ottawa. He practices Commercial and International Law since 1992. He has been a practicing attorney since that time and is involved in numerous business ventures as entrepreneur. He has moved to Montreal and specializes in International Business Law and Canadian securities law with strategic partners in Western Canada and the USA.

JEAN-FRANCOIS AMYOT – Mr. Amyot joined the Board of Directors of Vectoria, Inc. on   Mr. Amyot is the Senior General Partner at Finkelstein Capital, a mergers & acquisition consulting firm specializing in the smallcap market and has been with the firm from October 2003.  From October, 1999 to October 2003 Mr. Amyot was employed with publicly traded China Xin Network Media Corporation from October 1999 to October 2003 and for the last two years served as the Chairman and was the President and Chief Executive Officer.

RAHMAN ALI-KHAN -  Mr. Ali-Khan is the Chief Financial Officer of Finkelstein Capital, a mergers & acquisition consulting firm specializing in the smallcap market and has been with the firm from April 2004.  From July 2001 to December 2003, Mr. Khan was the Chief Financial Officer of China Xin Network Media Corporation, a global provided of financial, economic and business information on China which was a Nasdaq list, Canadian based company.,  From July 1995 to June 2001 he was the Founding Director and Executive Board Member of Transys Networks Inc.   Mr. Ali-Khan was admitted to the Canadian Institute of Chartered Accountants in 1983 and as an FCA to the Institute of Chartered Accountants of Pakistan in 2001.  He holds a Bachelor of Commerce (Accounting) degree from Concordia University, Montreal, Quebec.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The following represents each person who did not file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years:

Name	Reporting Person	Form 3/# of transactions	Form 4/# of transactions	Form5/# of transactions
Serge Doyon	President and Member of the Board of Directors	1	2	N/A
Richard St. Julien	Secretary and Member of the Board of Directors	1	N/A	N/A
Jean-Francois Amyot	Member of the Board of Directors	1	N/A	N/A

MEETINGS AND COMMITTES OF THE BOARD OF DIRECTORS

The business of the Corporation is managed under the direction of the Board of Directors.  The Board of Directors meets on a regular basis to review significant developments affecting the Corporation and to act on matters requiring Board approval.  All matters that require Board approval are acted on either by unanimous written consent of the Board or by a majority at Board meetings.  The Board of Directors met 6 times and acted by unanimous consent 3 times during 2003.  During 2003, Mr. St. Julien  participated in 100% of all Board meetings held during the period for which he was a director.

The Corporation does not presently have an audit committee nor a nominating committee as the Corporation has been inactive for the fiscal year ended December 31, 2003 to date.   The Corporation intends to form an audit committee and a nominating committee upon completion of all of its regulatory filings and commencement of  business operations.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following summary compensation table sets forth certain information regarding the compensation paid during each of the Corporation’s last three fiscal years to the Corporation’s President.  No other executive officer’s total annual salary and bonus exceeded $100,000.00 during such years and thus no information regarding any other officers’ compensation is required to be disclosed herein for the periods indicated.

SUMMARY COMPENSATION TABLE

ANNUAL COMPENSATION					LONG TERM COMPENSATION
					AWARDS		PAYOUTS
Name and Principal Position	Year	Salary	Bonus	Other Annual Compen-sation	Restricted Stock Awards	Securities Under-lying Options/ SARS	LTIP Pay-outs	All Other Compen-sation
Serge Doyon President	2003	$35,314	-0-	-0-	1,000,000*	-0-	-0-	-0-
Serge Doyon President	2002	-0-	-0-	-0-	500,000		-0-	-0-
Serge Doyon, President from November 15, 2001	2001	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Denis Laprairie, President to November 15, 2001	2002	-0-	-0-	-0-	-0-	-0-	-0-	-0-

*On January 28, 2003 the Corporation agreed to issue a total of 1,500,000 shares to Serge Doyon in settlement of outstanding fees from his employment contract in the amount of $162,686.   500,000 shares are shown as issued for 2001 and 1,000,000 for 2003.   The 1,000,000 shares were issued during 2004.

The Corporation does not pay non-officer directors for their services as such, nor does it pay any director's fees for attendance at meetings. Directors are reimbursed for any expenses incurred by them in their performance as directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 28, 2003, the Corporation entered into a Settlement Agreement with Serge Doyon to settle outstanding fees in the amount of $162,686 pursuant to an employment contract.   During 2003 the Corporation issued and total of 500,000 shares to Mr. Doyon and during 2004 the Company issued a total of  166,667 (1,000,000 pre-consolidated shares) to Mr. Doyon.

 Option/SAR Grants During the Most Recently Completed Financial Year.

NAME OF OPTIONEE	SECURITIES UNDER OPTIONS/SARS GRANTED (#)	% OF TOTAL OPTIONS/SARS GRANTED IN FINANCIAL YEAR	EXERCISE OR BASE PRICE ($/SECURITY)
N/A	-0-	-0-	-0-

Aggregated Option/SAR Exercises During The Most Recently Completed Financial Year and Financial Year-End Option/SAR Values.

NAME OF OPTIONEE	SECURITIES ACQUIRED ON EXERCISE (#)	AGGREGATE VALUE REALIZED ($)	UNEXERCISED OPTIONS/SAR FINANCIAL YEAR END (#) EXERCISABLE/ UNEXERCIABLE

N/A	Nil	Nil	Nil

The Corporation does not have any outstanding stock option plans at this time.

No stock options were exercised by directors, officers, employees and consultants during the years ended December 31, 2003 and 2002.  No pension plan or retirement benefit plans have been put in place by the Corporation to date.

QUORUM AND VOTING

In an election of directors, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election, are elected to the Board of Directors of the Corporation (the “Board of Directors”), provided a quorum is present.  Votes may be cast or withheld with respect to the Proposal to elect three members of the Board of Directors for terms expiring at the Corporation’s Annual Meeting of Shareholders in 2005.  Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation for such Proposal and, therefore, will not affect the outcome of the vote on such Proposal.

Record holders of our Common Stock may cast one vote for each director nominated for office and one vote for each other Proposal for each share held of record at the close of business on September 17, 2004.

Approval of the matters before the meeting requires the affirmative vote of a majority of the votes cast by shareholders present at the meeting in person or by proxy.

OTHER BUSINESS

We do not know of any other item of business that may come before the meeting, except a motion to adjourn.  If at the meeting a sufficient number of votes are not cast to adopt one or more of the items proposed for adoption, the persons named in the accompanying form of proxy may vote to adjourn the meeting to another specific date and time.

SHAREHOLDERS PROPOSALS

Shareholders may submit proposals on matters appropriate for shareholder action at subsequent annual meetings of the Corporation consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934.  For such proposals to be considered for inclusion in the Proxy Statement and Proxy or Information Statement for the 2005 Annual Meeting of Shareholders, such proposals must be received by the Corporation no later than May 30, 2005.  Such proposals should be directed to Vectoria, Inc. Suite 720, 2160 Rue de la Montagne, Montreal, Quebec H3G 2T3   to the Attention of:  Mr. Richard St. Julien, Secretary.

By order of the Board of Directors

/s/ Richard St. Julien

Richard St. Julien

Secretary